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                                                                    EXHIBIT 10.5

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         This Second Amendment to Credit Agreement (this "Amendment") is entered into as of November 30, 2001 among (i) CARAUSTAR INDUSTRIES, INC. (the "Borrower"), (ii) the subsidiaries of the Borrower identified as Guarantors on the signature pages hereto, (iii) the Lenders identified on the signature pages hereto and (iv) BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement referred to below.

                                    RECITALS

         A. A Credit Agreement dated as of March 29, 2001 (as amended by that certain First Amendment dated as of September 10, 2001 and as further modified or amended from time to time, the "Credit Agreement") has been entered into by and among the Borrower, the Guarantors party thereto (the "Guarantors"), the financial institutions party thereto (the "Lenders") and the Administrative Agent.

         B. The Borrower has requested, and the Required Lenders have agreed to, an amendment of the terms of the Credit Agreement as set forth below.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendment to Credit Agreement. Section 3.1 of the Credit Agreement is hereby amended by replacing clause (C) of the second sentence thereof with the following new clauses (C) and (D):

                  (C) have an original expiry date that is not more than one year from the date of issuance (provided that any such Letter of Credit (x) may contain customary "evergreen" provisions pursuant to which the expiry date is automatically extended by a specific time period unless the Issuing Lender gives notice to the beneficiary of such Letter of Credit at least a specified time period prior to the expiry date then in effect and/or (y) may have an expiration date more than one year from the date of issuance if required under related industrial revenue bond documents and agreed to by the Issuing Lender) and (D) as originally issued or as extended, have an expiry date that does not extend beyond the date thirty (30) days prior to the Termination Date.

         2. Representations and Warranties. Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that (a) no Default or Event of Default exists; (b) all of the representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof (except for those that expressly state that they are made as of an earlier date); and (c) it has no claims, counterclaims, offsets, credits or defenses to its obligations under the Loan Documents or, to the extent it does, they are hereby released in consideration of the Required Lenders entering into this Amendment.


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         3. Condition Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of signature pages to this Amendment duly executed by the Credit Parties and the Required Lenders.

         4. Ratification of Credit Agreement. The term "this Agreement" or "Credit Agreement" and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

         5. Authority/Enforceability. Each of the Credit Parties hereto represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

         6. Expenses. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

         7. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

         8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

         9. Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.


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         This Amendment shall be deemed to be effective as of the day and year first above written.


BORROWER:                  CARAUSTAR INDUSTRIES, INC.,
                           a North Carolina corporation

                            By:/s/ H. Lee Thrash, III
                               ------------------------------------------
                            Name:  H. Lee Thrash, III
                            Title: Vice President Planning & Development
                                   and Chief Financial Officer


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GUARANTORS:      AUSTELL HOLDING COMPANY, LLC,
                   a Georgia corporation
                 CAMDEN PAPERBOARD CORPORATION,
                 a New Jersey corporation
                 CARAUSTAR CUSTOM PACKAGING GROUP, INC.,
                 a Delaware corporation
                 CARAUSTAR CUSTOM PACKAGING GROUP (MARYLAND), INC., a Maryland corporation
                 CARAUSTAR INDUSTRIAL & CONSUMER PRODUCTS GROUP, INC. , a Delaware corporation
                 CARAUSTAR MILL GROUP, INC., an Ohio corporation f/k/a Caraustar Paperboard Corporation (as successor by merger to Austell Box Board Corporation, Buffalo Paperboard Corporation, Carolina Component Concepts, Inc., Carolina Converting Incorporated, Carolina
                 Paper Board Corporation, Carotell Paper Board Corporation, Chattanooga Paperboard Corporation, Cincinnati Paperboard Corporation, Columbus
                 Recycling, Inc., New Austell Box Board Company, Paper Recycling, Inc., Reading Paperboard Corporation, Richmond Paperboard Corporation and Sweetwater Paper Board Company, Inc.)
                 CARAUSTAR RECOVERED FIBER GROUP, INC.,
                 a Delaware corporation
                 CHICAGO PAPERBOARD CORPORATION,
                 an Illinois corporation
                 FEDERAL TRANSPORT, INC.,
                 an Ohio corporation
                 GYPSUM MGC, INC.,
                 a Delaware corporation
                 HALIFAX PAPER BOARD COMPANY, INC.,
                 a North Carolina corporation
                 MCQUEENEY GYPSUM COMPANY,
                 a Delaware corporation
                 MCQUEENY GYPSUM COMPANY, LLC,
                 a Delaware corporation
                 PBL INC.,
                 a Delaware corporation
                 SPRAGUE PAPERBOARD, INC.,
                 a Connecticut corporation


                  By:/s/ H. Lee Thrash, III
                     ---------------------------------
                  Name: H. Lee Thrash, III
                  Title: Vice President
                         of each of the foregoing Guarantors


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                  CARAUSTAR, G.P.,
                  a South Carolina general partnership

                  By:      CARAUSTAR INDUSTRIES, INC.,
                           a North Carolina corporation, general partner

                           By:/s/ H. Lee Thrash, III
                              ---------------------------------
                           Name: H. Lee Thrash, III
                           Title:  Vice President


                  By:      CARAUSTAR INDUSTRIAL & CONSUMER PRODUCTS
                           GROUP, INC., a Delaware corporation, general partner

                           By:/s/ H. Lee Thrash, III
                               ---------------------------------
                           Name: H. Lee Thrash, III
                           Title:  Vice President


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LENDERS:                   BANK OF AMERICA, N.A.,
                           as Administrative Agent and individually as an Issuing Lender and a Lender


                           By:/s/ Thomas R. Sullivan
                              ----------------------------------
                           Name:  Thomas R. Sullivan
                           Title: Vice President


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                           DEUTSCHE BANC ALEX BROWN INC., successor
                           by merger with Bankers Trust Company,
                           individually as an Issuing Lender and a Lender


                           By:/s/ Robert Telesca
                              -----------------------
                           Name:  Robert Telesca
                           Title: Vice President


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                            CREDIT LYONNAIS NEW YORK BRANCH


                            By:/s/ Rod Hurst
                               -------------------------
                            Name:  Rod Hurst
                            Title: Vice President


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                            THE BANK OF NEW YORK


                            By: /s/ David C. Siegel
                               -------------------------
                            Name:  David C. Siegel
                            Title: Vice President


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